SCHEDULE 14A INFORMATION
            Proxy Statement Pursuant to Section 14(a)
              of the Securities Exchange Act of 1934



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                         Proffitt's, Inc.
 ---------------------------------------------------------------
         (Name of Registrant as Specified in Its Charter)


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            (Name of Person(s) Filing Proxy Statement)

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PROFFITT'S
_______________________________________________________________
INCORPORATED                            Post Office Box 9386
                                        Alcoa, TN 37701
                                        (423) 983-7000
                                        Fax: (423)981-6325



 PROFFITT'S, INC.  GRANTED.  EARLY TERMINATION OF WAITING PERIOD
       UNDER HART-SCOTT-RODINO ANTI-TRUST IMPROVEMENTS ACT

                         Contacts: Proffitt's: Julia Bentley
                                             (423) 981-6243
                                   Carson's: Ed Carroll (media)
                                             (414) 347-5340
                                             Darren Jackson
                                             (investors)
                                             (414) 278-5787

Birmingham, Alabama and Milwaukee, Wisconsin (December 15, 1997)-- Department store retailers Proffitt's, Inc. (NYSE:PFT) ("Proffitt's") and Carson Pirie Scott & Co. (NYSE:CRP) ("Carson's") announced that early termination of the waiting period under the Hart-Scott-Rodino Anti-Trust Improvements Act (the "Act") has been granted in conjunction with the proposed merger between the two companies. A filing was made under the Act on November 17, 1997. Termination of the waiting period is a condition to consummation of the merger.

The Registration Statement on Form S-4 related to the merger was declared effective by the Securities and Exchange Consummation on December 10, 1997.

The merger is contingent upon shareholder approval and certain other conditions. The meetings of the shareholders of both Proffitt's and Carson's are scheduled for January 30, 1997. The merger is expected to be consummated on January 31, 1998, the fiscal year end of both Proffitt's and Carson's.

Proffitt's currently operates 177 stores in twenty-four states under the store names of Proffitt's, McRae's, Younkers, Parisian, and Herberger's. The Company's annual revenues exceed $2.3 billion. Carson's operates 56 store locations in four Midwestern states under the store names of Carson Pirie Scott, Boston Store, and Bergner's. Carson's annual revenues exceed $1.1 billion.

This announcement is neither an offer to sell securities nor a solicitation of an offer to buy securities. An offering will be made only by means of a joint proxy statement/prospectus.

A copy of the joint proxy statement/prospectus may be obtained from the Secretary, Proffitt's, Inc., 115 N. Calderwood Street, Alcoa,
Tennessee 37701.